                                                                    Exhibit 10.2

[ALTEON LOGO]
ALTEON INC.

       DIRECTOR'S FORMULA AWARD NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

Optionee:_______________________________________________________________________

Address:________________________________________________________________________

Shares Subject to Option: 20,000

Exercise Price Per Share:_______________________________________________________

Date of Grant:__________________________________________________________________

      1. Grant of Option. Alteon Inc. (the "Company"), a Delaware corporation, hereby grants to the director named above (the "Optionee") an option (this "Option") to purchase the total number of shares of common stock of the Company ("Common Stock") set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions set forth herein, under United States securities and tax laws and the Company's 2005 Stock Plan (the "Plan") which is incorporated herein by reference. This Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and shall be considered a non-qualified stock option.

      2. Vesting Schedule of Option. Subject to the terms and conditions of the Plan and this Option, this Option shall vest and become exercisable on the date of the Company's first annual meeting of shareholders following the date of its grant, provided that the Optionee is then serving as a director of the Company.

      3. Restrictions.

            (a) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of the National Association of Securities Dealers or any stock exchange upon which the Shares may then be listed, as they are in effect on the date of exercise.

            (b) This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

      4. Termination of Option. This Option shall expire ten years from the Date of Grant (the "Expiration Date") and must be exercised, if at all, on or before the Expiration Date. Notwithstanding the foregoing, this Option shall terminate on the date the Optionee ceases to be serving as a director of the Company if on such date no portion of this Option is vested and exercisable pursuant to
Section 3 hereof. Once this Option, or any portion thereof, has become exercisable, it shall remain exercisable (until the Expiration Date) regardless of whether or not the Optionee later ceases to be a director of the Company.

      5. Manner of Exercise.

            (a) This Option shall be exercisable by delivery to the Company or its designee of an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company, which shall set forth the Optionee's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements regarding the Optionee's investment intent and access to

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                                                                    Exhibit 10.2

information as may be required by the Company to comply with applicable laws. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 9 of the Plan.

            (b) Prior to the issuance of the Shares upon exercise of this Option, the Optionee agrees that the Company may, if required by law, withhold from the Optionee's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Optionee on exercise of the Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount under-withheld.

            (c) Provided that such notice and payment are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of the Optionee or the Optionee's Survivor.

      6. Compliance with Laws and Regulations. The issuance and transfer of Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of the National Association of Securities Dealers or any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. The Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission, the National Association of Securities Dealers or any stock exchange to effect such compliance.

      7. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. However, the Optionee, with the approval of the Administrator, may transfer any portion of this Option for no consideration to or for the benefit of the Optionee's Immediate Family (including, without limitation, to a trust for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family), subject to such limits as the Administrator may establish, and the transferee shall remain subject to all the terms and conditions applicable to this Option prior to such transfer and each such transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer. The term "Immediate Family" shall mean the Optionee's spouse, former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee.) The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

      8. Tax Consequences. The Optionee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Optionee's responsibility. The Optionee acknowledges that upon exercise of this Option the Optionee will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement.

      9. No Rights As Stockholder Until Exercise. The Optionee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Optionee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

      10. Adjustments. The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

      11. Interpretation. Any dispute regarding the interpretation of this Option shall be submitted by the Optionee or the Company forthwith to the Administrator, which shall review such dispute at its next

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                                                                    Exhibit 10.2

regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on the Optionee.

      12. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in New Jersey and agree that such litigation shall be conducted in the state courts of New Jersey or the federal courts of the United States for the District of New Jersey.

      13. Entire Agreement. The Plan and the Notice and Agreement attached as Exhibit A are incorporated herein by reference. This Option, the Plan and the Notice and Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

      14. Modifications And Amendments. The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

      15. Waivers And Consents. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      16. Data Privacy. By entering into this Agreement, the Optionee: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                                   ALTEON INC.

                                   By: _________________________________________
                                       Kenneth I. Moch

                                   Title: President and Chief Executive Officer

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                                                                    Exhibit 10.2

                                   ACCEPTANCE

The Optionee hereby acknowledges receipt of a copy of the Plan, represents that the Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and provisions of the Plan and this Option. The Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Optionee should consult a tax adviser prior to such exercise or disposition.

                         _______________________________________________________
                         Signature                           Date

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                                                                    Exhibit 10.2

                                    EXHIBIT A

                   STOCK OPTION EXERCISE NOTICE AND AGREEMENT

Alteon Inc.
6 Campus Drive
Parsippany, New Jersey 07054

Attention: Secretary

      1. Exercise of Option. The undersigned ("Optionee") hereby elects to exercise his or her option to purchase _________ shares (the "Shares") of the common stock, $.01 par value, of Alteon Inc. (the "Company"), under and pursuant to the terms and conditions of the Company's 2005 Stock Plan (the "Plan"), and the Director's Formula Award Non-Qualified Stock Option Grant Agreement dated _______________ (the "Option").

      2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option and agrees to abide by and be bound by their terms and conditions.

      3. Restrictions on Transfer. Optionee understands that the Shares may not be sold or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities acts or unless exemptions from such registration requirements are available. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit the Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

      4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      5. Delivery of Payment. With this Stock Option Exercise Notice and Agreement, Optionee is delivering to the Company the aggregate purchase price of the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

      6. Entire Agreement. The Plan and Option are incorporated herein by reference. This Agreement, the Plan and the Option constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by New Jersey law except for that body of law pertaining to conflict of laws.

SUBMITTED BY:                                      ACCEPTED BY:

                                                   ALTEON INC.

Optionee:_____________________________             By:__________________________

Social
Security
Number:_______________________________             Name:________________________

Address:______________________________             Title:_______________________

Dated:________________________________             Dated:_______________________

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